EmployUS, Ltd.

Pro Forma Condensed Combined Financial Statements

(Unaudited)

Pro Forma Condensed Combined Financial Statements

Pro Forma Condensed Combined Balance Sheet as of December 31, 2013 (unaudited)	4

Pro Forma Condensed Combined Statement of Income (unaudited)
for the year ended December 31, 2013	6

Notes to Pro Forma Condensed Combined Financial Statements (unaudited)	8-9

Unaudited Pro Forma Condensed Combined Financial Information

On January 22, 2014, The Staffing Group, Ltd. (“TSGL”) entered into a Share Exchange Agreement (the “Exchange Agreement”) with EmployUS Ltd., a Nevada corporation ( the “Company”), all of the stockholders of the Company (the “EmployUS Shareholders”), and TSGL’s controlling stockholders, upon which the agreement closed on February 14, 2014.  Pursuant to the terms and conditions of the final, fully executed Exchange Agreement, and upon the consummation of the closing:

●	Each share of the Company’s common stock issued and outstanding immediately prior to the closing of the Exchange Agreement was converted into the right to receive an aggregate of 13,153,800 shares of TSGL’s common stock.
●	Three of TSGL’s shareholders agreed to cancel the following shares:

(i)	Joseph Albunio agreed to cancel 8,386,413 shares of his common stock. After the cancellation he owns 500,000 shares of our common stock.
(ii)	Brian McLoone agreed to cancel 2,836,413 shares of his common stock. After the cancellation he owns 6,050,000 shares of our common stock.
(iii)	Luidmila Yuziuk agreed to cancel 1,930,972 shares of her common stock. After the cancellation, she does not own any shares of our common stock.

The purposes of the transactions described above were to complete a reverse merger with the result being that EmployUS became a wholly-owned subsidiary of The Staffing Group, Ltd.  The Staffing Group, Ltd’s business operations will now focus on the business of EmployUS.

Following the Exchange Agreement, there are 35,100,011 shares of TSGL’s common stock issued and outstanding, which include 13,153,800 shares held by the former stockholders of the Company. As a result, TSGL’s pre-Merger stockholders hold approximately 62.52% of TSGL’s issued and outstanding shares of common stock and the former stockholders of the Company hold approximately 37.48%.

Based on the fact that after the exchange: (i) the former stockholders of TSGL control the Company, (ii) the officers and directors of TSGL have become the Company’s officers and directors, (iii) the Company’s only business is the business that had been previously conducted by TSGL, for accounting purposes, TSGL is treated as the acquirer. The acquisition will be accounted for as a “reverse merger” and recapitalization since the sellers of TSGL will control the combined company immediately following the completion of the Share Exchange. Accordingly, the assets and liabilities and the historical operations that are reflected in the financial statements in this report filed on Form 8-K are those of TSGL and are recorded at the historical cost basis of TSGL. The Company’s assets, liabilities and results of operations will be consolidated with the assets, liabilities and results of operations of TSGL after consummation of the Merger.

The following unaudited pro forma condensed combined financial information has been prepared to illustrate the effect of EmployUS, Ltd. (the “Company”) reverse acquisition of The Staffing Group, Ltd. (“TSGL”).  The unaudited pro forma condensed combined information has been prepared treating the transaction as a reverse merger whereby the Company is the acquirer for accounting purposes.

The following unaudited pro forma condensed combined balance sheet assumes the related transaction described in the notes hereto had occurred on the date for the period presented. The unaudited pro forma condensed combined balance sheet as of December 31, 2013 is based on the audited historical balance sheet of the Company and the unaudited balance sheet of TSGL as of December 31, 2013.

The following unaudited pro forma condensed combined statement of income for the year ended December 31, 2013 assumes the related transactions described in the notes hereto had occurred on January 1, 2013. The statement is based on the audited statements of income of the Company and derived from the unaudited statements of operations of TSGL for the year ended December 31, 2013.

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The unaudited pro forma condensed combined statements of income give effect to the merger as if it occurred at the beginning of each period presented. These unaudited pro forma condensed combined financial statements are prepared by management for informational purposes and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition been consummated as of the dates presented, and should not be taken as representative of future combined results or operations of financial position of the Company.

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EmployUS, Ltd

Pro Forma Condensed Combined Balance Sheet

As of December 31, 2013

(Unaudited)

		The Staffing
	EmployUS, Ltd.	Group, Ltd.	Adjustments	Notes	Proforma

ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$2,757	$-	$150,000	b	$152,757
Accounts receivable, net	1,730,365	-	-		1,730,365
Deferred financing costs, net	9,315	-	-		9,315
Prepaid expenses and other current assets	37,614	-	-		37,614
Deferred tax asset	43,729	-	-		43,729
Total Current Assets	1,823,780	-	150,000		1,973,780

Property and equipment, net	30,997	-	-		30,997
Security deposits	30,530	-	-		30,530

TOTAL ASSETS	$1,885,307	$-	$150,000		$2,035,307

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
Accounts payable and accrued expenses	$296,327	$563	$-		$296,890
Line of credit	1,463,370	-	-		1,463,370
Convertible notes payable	60,000	-	-		60,000
Advances from stockholder	-	8,609	-		8,609
Income taxes payable	9,744	-	-		9,744
Current portion of payroll related liabilities	400,928	-	-		400,928
Total Current Liabilities	2,230,369	9,172	-		2,239,541

Long-term portion of payroll related liabilities	426,579	-	-		426,579
Due to stockholder	447,629	-	-		447,629

TOTAL LIABILITIES	3,104,577	9,172	-		3,113,749

STOCKHOLDERS' DEFICIT
Preferred stock, no par value, 5,000,000 shares authorized , none issued and outstanding	-	-	-		-
Common stock, $0.001 par value, 200,000,000 shares authorized, 30,000,000 shares issued and outstanding at December 31, 2013	30,000	-	(30,000)	a	-
Common stock, $0.001 par value, 75,000,000 shares authorized, 35,100,011 shares issued and outstanding at December 31, 2013	-	34,000	1,100	a, b, c	35,100
Additional paid in capital	748,924	489,600	(353,872)	a, b, c	884,652
Accumulated deficit	(1,998,194)	(532,772)	532,772	a, c	(1,998,194)
TOTAL STOCKHOLDERS' DEFICIT	(1,219,270)	(9,172)	150,000		(1,078,442)
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$1,885,307	$-	$150,000		$2,035,307

The accompanying notes are an integral part of these pro forma financial statements.

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EmployUS, Ltd

Pro Forma Condensed Combined Statement of Operations

For the Year Ended December 31, 2013

(Unaudited)

		The Staffing
	EmployUS, Ltd.	Group, Ltd.
	For the	For the
	year ended	year ended
	December 31,	December 31,
	2013	2013	Adjustments	Notes	Proforma

NET REVENUES:
Service revenue	$15,561,400	$-	$-		$15,561,400
Cost of contract services	(13,019,241)	-	-		(13,019,241)

GROSS PROFIT	2,542,159	-	-		2,542,159

SELLING, GENERAL AND ADMINISTRATIVE:
Selling, general and administrative	1,154,614	528,425	-		1,683,039
Payroll and related expenses	1,343,280	-	-		1,343,280
TOTAL SELLING, GENERAL AND ADMINISTRATIVE	2,497,894	528,425	-		3,026,319

INCOME (LOSS) FROM OPERATIONS	44,265	(528,425)	-		(484,160)

OTHER (EXPENSE) INCOME:
Interest expense	(172,622)	-	-		(172,622)
Other (expense) income	98,346	-	-		98,346
TOTAL OTHER (EXPENSE) INCOME	(74,276)	-	-		(74,276)

NET INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES	(30,011)	(528,425)	-		(558,436)

PROVISION FOR INCOME TAXES	33,985	-	-		33,985

NET INCOME (LOSS)	$3,974	$(528,425)	$-		$(524,451)

INCOME (LOSS) PER SHARE:
Basic and diluted		$(0.02)			$(0.02)

WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic and diluted		34,000,011		d	35,100,011

The accompanying notes are an integral part of these pro forma financial statements.

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(a)  - Reverse Merger Adjustment - 13,153,800 shares of TSGL common stock issued in reverse merger, while all outstanding shares of EUL are acquired by TSGL.  Three shareholders cancelled a combined 13,153,798 shares of TSGL's common stock.  The accumulated deficit of The Staffing Group is adjusted as part of the recapitalization.

Additional paid-in capital	502,772
Common stock (EUL shares eliminated)	30,000
Common stock (TSGL shares cancelled)	13,153
Deficit accumulated during the development stage (TSGL)		532,772
Common stock (TSGL shares issued)		13,153

(b)  - Bridge Financing - 1,000,000 shares of common stock were issued to Clifton R. McDonnell Roth IRA in accordance with a bridge financing on January 8, 2014 for a total of $150,000 cash at a share price of $0.15 in contemplation of the reverse merger.

Cash	150,000
Common stock		1,000
Additional paid-in capital		149,000

(c)  - Consulting Services Adjustment - 100,000 shares of common stock was issued in accordance with the January 8, 2014 Board resolution to Almoroli Advisors for consulting services in connection with the equity financing, which is recorded as a direct charge to the equity issuance issuance at par value, such were sold at the offering at $0.15 per share.

Additional paid-in capital	100
Common stock		100

(d)  - Weighted Average Shares - the unaudited pro forma combined statements of income assume the Share Exchange and merger occurred as of the beginning of the years ended December 31, 2013 and 2012.  Therefore, the weighted average number of shares outstanding for the years ended December 31, 2013 and 2012 equals the total number of shares outstanding upon completion of the Share Exchange and merger as follows:

Pre-Share Exchange Transaction TSGL Common Shares Outstanding:	34,000,009
TSGL Common Shares Issued for all outstanding Shares of the Company:	13,153,800
TSGL Common Shares Cancelled:	(13,153,798)
TSGL Common Shares Issued to investor at $0.15 per share pursuant to bridge financing:	1,000,000
TSGL Common Shares Issued to consultant at par value in connection with financing:	100,000
Total TSGL Common Shares Outstanding Post-Share Exchange:	35,100,011

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EmployUS, Ltd.

Notes to Pro Forma Condensed Combined Financial Statements

As of December 31, 2013

(Unaudited)

1.	Basis of Presentation

The unaudited pro forma condensed combined financial statements of EmployUS, Ltd. (the “Company”) reflects financial information, which gives pro forma effect to the acquisition agreement dated January 22, 2014 with The Staffing Group, Ltd. (“TSGL”) (the “Agreement” or “Acquisition”).

On January 22, 2014, TSGL entered into a Share Exchange Agreement (the “Exchange Agreement”) with the Company, all of the stockholders of the Company (the “EmployUS Shareholders”), and TSGL’s controlling stockholders, upon which the agreement closed on February 14, 2014.  Pursuant to the terms and conditions of the final, fully executed Exchange Agreement, and upon the consummation of the closing:

●	Each share of the Company’s common stock issued and outstanding immediately prior to the closing of the Exchange Agreement was converted into the right to receive an aggregate of 13,153,800 shares of TSGL’s common stock.
●	Three of TSGL’s shareholders agreed to cancel the following shares:
(iv)	Joseph Albunio agreed to cancel 8,386,413 shares of his common stock. After the cancellation he owns 500,000 shares of our common stock.
(v)	Brian McLoone agreed to cancel 2,836,413 shares of his common stock. After the cancellation he owns 6,050,000 shares of our common stock.
(vi)	Luidmila Yuziuk agreed to cancel 1,930,972 shares of her common stock. After the cancellation, she does not own any shares of our common stock.

The purposes of the transactions described above were to complete a reverse merger with the result being that EmployUS became a wholly-owned subsidiary of The Staffing Group, Ltd.  The Staffing Group, Ltd’s business operations will now focus on the business of EmployUS.

Following the Exchange Agreement, there are 35,100,011 shares of TSGL’s common stock issued and outstanding, which include 13,153,800 shares held by the former stockholders of EmployUS. As a result, TSGL’s pre-Merger stockholders hold approximately 62.52% of TSGL’s issued and outstanding shares of common stock and the former stockholders of EmployUS hold approximately 37.48%.

The unaudited pro forma condensed combined balance sheet was prepared as if the above acquisition occurred on December 31, 2013 combining the December 31, 2013 financial position of TSGL with that of the Company. The unaudited pro forma condensed combined statement of income for the year ended December 31, 2013 gives effect to the transaction as if the merger had occurred on the beginning of the reporting periods for the two entities, combining the audited results of the Company with the unaudited results of TSGL at December 31, 2013. The unaudited pro forma condensed combined statement of income for the year ended December 31, 2012 gives effect to the transaction as if the merger had occurred on the beginning of the reporting periods for the two entities, combining the audited results of the Company with the unaudited results of TSGL at December 31, 2012. As TSGL began its operations on June 11, 2012, their statement of income for the year ended December 31, 2012 was a short year from June 11, 2012 through December 31, 2012.

The pro forma combined financial information is unaudited. The unaudited pro forma combined financial information is not necessarily indicative of the combined results which actually would have occurred if the above transaction had been consummated at the beginning of the periods presented; nor does it purport to present the results of operations for future periods.

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EmployUS, Ltd.

Notes to Pro Forma Condensed Combined Financial Statements

As of December 31, 2013

(Unaudited)

2.	Significant Accounting Policies

The unaudited pro forma condensed combined financial information has been prepared based on the historical information of the Company and TSGL giving effect to the reverse merger of TSGL with the Company. Certain note disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted as permitted by SEC rules and regulations.

3.	Pro Forma Adjustments

The following adjustments are reflected in the unaudited pro forma condensed combined financial statements:

(a)	This adjustment gives effect to the Share Exchange from the Exchange Agreement described in Note 1. The outstanding shares of the Company have been eliminated, along with the accumulated deficit of TSGL. In addition, 13,153,800 shares of TSGL common stock were issued at par value, along with the cancellation of 13,153,798 shares of TSGL common stock. The remaining balance went to additional paid in capital.
(b)	In accordance with a bridge financing on January 8, 2014, 1,000,000 shares of TSGL common stock were issued to Clifton R. McDonnell Roth IRA at a share price of $0.15 for a total of $150,000 cash in contemplation of the reverse merger.
(c)	In accordance with the January 8, 2014 board of directors’ resolution, 100,000 shares of TSGL common stock were issued to Almoroli Advisors for consulting services rendered in arranging the equity financing. The issuance of the shares were recorded at par value.
(d)	These unaudited pro forma combined statements of income assume the Share Exchange and merger occurred as of the beginning of the year ended December 31, 2013 and at the beginning of the year ended December 31, 2012. Therefore, the weighted average number of shares outstanding for the year ended December 31, 2013 and 2012 equals the total number of shares outstanding upon completion of the Share Exchange and merger as follows:

Pre-Share Exchange Transaction TSGL Common Shares Outstanding:	34,000,009
TSGL Common Shares Issued for all outstanding Shares of the Company:	13,153,800
TSGL Common Shares Cancelled:	(13,153,798)
TSGL Common Shares Issued to investor at $0.15 per share pursuant to bridge financing:	1,000,000
TSGL Common Shares Issued to consultant at par value in connection with financing:	100,000
Total TSGL Common Shares Outstanding Post-Share Exchange:	35,100,011

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